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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                 June 2, 2005

                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01.     Entry into a Material Definitive Agreement.

 On June 2, 2005, Carrington Laboratories, Inc. (the "Registrant") entered into a supply agreement with Medtrade Products, Ltd., a United Kingdom company ("Medtrade"). The term of the agreement shall be for a period of one year from the date of the agreement. Under the terms of the agreement, Medtrade will provide a unique product to the Registrant, based on the Registrant's specifications, which will be marketed by the Registrant initially through a major personal care outlet throughout the United States with options for international distribution. Pricing and terms of purchases shall be agreed to in writing by the parties on a product-by-product basis, with the Registrant receiving pricing and terms for products to be sold in the United States that are no less favorable than those offered by Medtrade to any other U.S. customer. Pricing for products to be sold in other countries shall be subject to written agreement of the parties.


 Item 7.01 Regulation FD Disclosure.

 On June 8, 2005, the Registrant issued a press release announcing the entry into a supply agreement with Medtrade. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

 The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of
 Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


 Item 9.01.     Financial Statements and Exhibits.

    (c) Exhibits.


    99.1   Press release dated June 8, 2005



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: June 8, 2005            By: /s/ Robert W. Schnitzius
                                   -------------------------------------
                                   Robert W. Schnitzius
                                   Chief Financial Officer

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                                Exhibit Index


    Exhibit
    Number      Description
    -------     -----------
     99.1       Press Release dated June 8, 2005